UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 4, 2003

SMART & FINAL INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-10811	95-4079584
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Citadel Drive City of Commerce, California	90040
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 869-7500

Item 7.	Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is filed herewith:

Exhibit Number	Document
99	News Release of Smart & Final Inc. dated November 4, 2003

Item 12.    Results of Operations and Financial Condition.

On November 4, 2003, Smart & Final Inc. issued a news release announcing its results of operations for the quarter ended October 5, 2003. A copy of the news release is filed as Exhibit 99.1 to this report.

The second paragraph of the news release contains information regarding our income from continuing operations for the 2003 third quarter, as adjusted for $1.3 million of expenses from the consolidation of our real estate synthetic lease facility and the accelerated vesting of restricted stock compensation. This financial information is a non-GAAP financial measure as defined by SEC Regulation G. The GAAP financial measure most directly comparable is income from continuing operations unadjusted for these items. The reconciliation of each of the non-GAAP financial measures is as follows:

SMART & FINAL INC.

CONSOLIDATED STATEMENT OF OPERATIONS

(dollars in thousands)

	Sixteen Weeks Ended October 5, 2003
	GAAP (a)	Adjustments		Non-GAAP (b)
Sales	$538,392	$—		$538,392
Cost of sales, buying and occupancy	442,892	(376	)(c)	442,516

Gross margin	95,500	376		95,876
Operating and administrative expenses	77,042	(936	)(d)	76,106
Restructuring and other charges	(400)	—		(400)

Income from operations	18,858	1,312		20,170
Interest expense, net	5,976	—		5,976

Income from continuing operations before income taxes	12,882	1,312		14,194
Income tax provision	(4,858)	(525)		(5,383)
Equity earnings in unconsolidated subsidiary	297	—		297

Income from continuing operations	$8,321	$787		$9,108

(a)	Reflects operating results in accordance with U.S. generally accepted accounting principles (“GAAP”).
(b)	Non-GAAP amounts exclude depreciation expense associated with the adoption of Financial Accounting Standards Board Interpretation (“FIN”) No. 46 “Consolidation of Variable Interest Entities” and exclude compensation expense associated with the accelerated vesting of restricted stock.
(c)	Amount represents depreciation expense related to our adoption of FIN No. 46.
(d)	Amount represents compensation expense related to the accelerated vesting of restricted stock.

Each non-GAAP financial measure presented in the news release is included because our management uses information of this nature to monitor and evaluate our operating results and trends on an on-going basis. Our management believes the non-GAAP information is also useful to users of our financial statements in order to provide insight into our operating results and related trends that affect our business. In addition, our management uses non-GAAP financial information and measures internally for financial analysis and other purposes.

        The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference into any future registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART & FINAL INC.

Date: November 5, 2003	By:	/s/ Richard N. Phegley

Richard N. Phegley
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99	News Release of Smart & Final Inc. dated November 4, 2003